Long-Term Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Long-Term Debt
NOTE 8 — LONG-TERM DEBT
A summary of long-term debt at December 31, including related interest rates at December 31, 2022, follows (dollars in millions):

	2022	2021
Senior secured asset-based revolving credit facility (effective interest rate of 5.6%)	$2,900	$2,780
Senior secured revolving credit facility	—	—
Senior secured term loan facilities (effective interest rate of 5.9%)	1,880	1,960
Senior secured notes	—	16,200
Other senior secured debt (effective interest rate of 3.9%)	953	935

Senior secured debt	5,733	21,875
Senior unsecured notes (effective interest rate of 4.9%)	32,652	12,952
Debt issuance costs and discounts	(301)	(248)

Total debt (average life of 9.6 years, rates averaging 5.0%)	38,084	34,579
Less amounts due within one year	370	237

	$37,714	$34,342

During 2022, we issued $6.000 billion aggregate principal amount of senior notes comprised of (i) $1.000 billion aggregate principal amount of 3 1/8% senior notes due 2027, (ii) $500 million aggregate principal amount of 3 3/8% senior notes due 2029, (iii) $2.000 billion aggregate principal amount of 3 5/8% senior notes due 2032, (iv) $500 million aggregate principal amount of 4 3/8% senior notes due 2042 and (v) $2.000 billion aggregate principal amount of 4 5/8% senior notes due 2052. We used a portion of the net proceeds to pay down our revolving credit facilities, and we redeemed all $1.250 billion outstanding aggregate principal amount of our 4.75% senior notes due 2023 and all $1.250 billion outstanding aggregate principal amount of our 5.875% senior notes due 2023. The pretax loss on retirement of debt for these two redemptions was $78 million.
Also during 2022, Standard & Poor’s Rating Services (“S&P”) announced it had issued an investment grade rating with respect to the issuer credit rating of HCA Healthcare, Inc. and its subsidiaries. S&P’s announcement, in conjunction with the Moody’s Investors Service, Inc. upgrade in 2021, permitted the permanent release of the subsidiary guarantees and all collateral securing our senior secured notes. As a result of these releases, our senior secured notes are now classified as senior unsecured notes. The subsidiary guarantees and collateral securing our senior secured credit facilities are not affected.

Senior Secured Credit Facilities And Other Senior Secured Debt
We have entered into the following senior secured credit facilities: (i) a $4.500 billion asset-based revolving credit facility maturing on June 30, 2026 with a borrowing base of 85% of eligible accounts receivable, subject to customary reserves and eligibility criteria ($2.900 billion outstanding at December 31, 2022) (the “ABL credit facility”); (ii) a $2.000 billion senior secured revolving credit facility maturing on June 30, 2026 (none outstanding at December 31, 2022 without giving effect to certain outstanding letters of credit); (iii) a $1.388 billion senior secured term loan A facility maturing on June 30, 2026; and (iv) a $492 million senior secured term loan B facility maturing on June 30, 2028. We refer to the facilities described under (ii) through (iv) above, collectively, as the “cash flow credit facility” and, together with the ABL credit facility, the “senior secured credit facilities.” Finance leases and other secured debt totaled $953 million at December 31, 2022. Effective in January 2023, availability under our senior secured revolving credit facility was increased by $1.500 billion to total $3.500 billion, the senior secured term loan B facility was fully retired and certain administrative updates were made to our credit agreements.
Borrowings under the senior secured credit facilities bear interest at a rate equal to, at our option, either (a) a base rate determined by reference to the higher of (1) the federal funds rate plus 0.50% or (2) the prime rate of Bank of America or (b) a reference rate (LIBOR historically and the Secured Overnight Financing Rate (SOFR) beginning January 4, 2023) for the relevant interest period, plus, in each case, an applicable margin. The applicable margin for borrowings under the senior secured credit facilities may be reduced subject to attaining certain leverage ratios.
The senior secured credit facilities contain a number of covenants that restrict, subject to certain exceptions, our (and some or all of our subsidiaries’) ability to incur additional indebtedness, repay subordinated indebtedness, create liens on assets, sell assets, make investments, loans or advances, engage in certain transactions with affiliates, pay dividends and distributions, and enter into sale and leaseback transactions. In addition, we are required to satisfy and maintain a maximum total leverage ratio covenant under the cash flow credit facility and, in certain situations under the ABL credit facility, a minimum interest coverage ratio covenant.
Senior Unsecured Notes
Senior unsecured notes consist of (i) $31.791 billion aggregate principal amount of senior notes with maturities ranging from 2024 to 2052; (ii) an aggregate principal amount of $125 million medium-term notes maturing 2025; and (iii) an aggregate principal amount of $736 million debentures with maturities ranging from 2023 to 2095.
General Debt Information
The senior secured credit facilities are fully and unconditionally guaranteed by substantially all existing and future, direct and indirect, 100% owned material domestic subsidiaries that are “Unrestricted Subsidiaries” under our Indenture (the “1993 Indenture”) dated December 16, 1993 (except for certain special purpose subsidiaries that only guarantee and pledge their assets under our ABL credit facility).
All obligations under the ABL credit facility, and the guarantees of those obligations, are secured, subject to permitted liens and other exceptions, by a first-priority lien on substantially all of the receivables of the borrowers and each guarantor under such ABL credit facility (the “Receivables Collateral”).
All obligations under the cash flow credit facility and the guarantees of such obligations are secured, subject to permitted liens and other exceptions, by:

•	a first-priority lien on the capital stock owned by HCA Inc., or by any guarantor, in each of their respective first-tier subsidiaries;

•
a first-priority lien on substantially all present and future assets of HCA Inc. and of each guarantor other than (i) “Principal Properties” (as defined in the 1993 Indenture), (ii) certain other real properties and (iii) deposit accounts, other bank or securities accounts, cash, leaseholds, motor-vehicles and certain other exceptions; and

•	a second-priority lien on certain of the Receivables Collateral.
Maturities of long-term debt in years 2024 through 2027 are $2.382 billion, $4.656 billion, $5.316 billion and $2.396 billion, respectively.